================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           CABOT OIL & GAS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5) Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3) Filing Party:

     ---------------------------------------------------------------------------

     (4) Date Filed:

[LOGO] Cabot Oil & Gas Corporation



                                                                  March 21, 2003



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation to be held on Tuesday, April 29, 2003, at 10:00 a.m., local time, in the First Floor Auditorium of our corporate headquarters, 1200 Enclave Parkway, Houston, Texas.

         The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the meeting. To better acquaint you with the directors, the Proxy Statement contains biographical information on each nominee and each director continuing in office.

         A report on the operations of the Company and its future plans will be presented at the meeting. In addition, directors and officers of the Company will be present to respond to your questions.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, or if your proxy card or voting instructions form so indicates, vote electronically via the Internet or telephone.



                                 Sincerely,

                                 /s/ Dan O. Dinges
                                 Dan O. Dinges
                                 Chairman of the Board, Chief Executive Officer and President

                           CABOT OIL & GAS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 29, 2003


       The Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the "Company"), a Delaware corporation, will be held at the Company's corporate headquarters, First Floor Auditorium, 1200 Enclave Parkway, Houston, Texas 77077, on Tuesday, April 29, 2003, at 10:00 a.m., for the following purposes:

         I.     To elect three persons to the Board of Directors of the Company.

         II. To ratify the appointment of the firm of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for its 2003 fiscal year.

         III. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

       Only holders of record of the Common Stock at the close of business on March 7, 2003 are entitled to receive notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

       It is important that your shares be represented and voted at the Annual Meeting. Stockholders are urged to vote their shares by one of the following methods whether or not they plan to attend the Annual Meeting:

       . vote via the Internet or by telephone using the instructions on the proxy card, if this option is available to you (please refer to your proxy card to determine if this option is available to you); or

       . complete, sign, date and return the accompanying proxy card in the enclosed, self-addressed envelope (the self-addressed envelope requires no postage if mailed in the United States).

You may vote in person if you attend the Annual Meeting.

       Please exercise your right to vote at your earliest convenient time.

                                         By Order Of The Board of Directors,

                                         /s/ Lisa A. Machesney
                                         Lisa A. Machesney
                                         Vice President and Corporate Secretary

Houston, Texas
March 21, 2003

                           CABOT OIL & GAS CORPORATION
                              1200 Enclave Parkway
                              Houston, Texas 77077

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                            To Be Held April 29, 2003

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cabot Oil & Gas Corporation (the "Company") of proxies for use at its 2003 Annual Meeting of Stockholders, to be held at the Company's corporate headquarters, 1200 Enclave Parkway, Houston, Texas, on Tuesday, April 29, 2003, at 10:00 a.m., or any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time prior to its use by a written communication to Ms. Lisa A. Machesney, Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

         Stockholders attending the Annual Meeting may vote their shares in person even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment thereof. Proxies on which no voting instructions are indicated will be voted FOR the election of the candidates named herein and FOR Proposal II and in the best judgment of the proxy holders on any other matters that may properly come before the meeting.

         Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), as of the close of business on March 7, 2003, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 31,836,104 shares of Common Stock. Each share of Common Stock is entitled to one vote per share. There is no provision for cumulative voting. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. The Proxy Statement and form of Proxy are being first sent or given to security holders on or about March 21, 2003.

         In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on that proposal) are counted as present in determining whether the quorum requirement is satisfied. For purposes of determining the outcome of any question as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, these shares will be treated as not present and not entitled to vote with respect to that question, even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other questions. Because the vote required for approval of Proposal II is a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal, abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal.

                                   PROPOSAL I.
                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of directors serving staggered three-year terms. James G. Floyd, P. Dexter Peacock and Robert Kelley have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2006 and until his successor shall have been elected and shall have qualified. Messrs. Floyd and Peacock are currently directors of the Company. In March 2003, Messrs. C. Wayne Nance and Arthur L. Smith resigned from the Board of Directors.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of Messrs. Floyd, Peacock and Kelley for terms of three years. If any one of the nominees is not available at the time of the Annual Meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth below.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. FLOYD, PEACOCK AND KELLEY TO THE BOARD OF DIRECTORS.

Certain Information Regarding Nominees and Directors

         Set forth below, as of March 12, 2003, for each current director and for each nominee for election as a director of the Company, is information regarding age, position(s) with the Company, membership on committees of the Board of Directors, the period served as a director and term of office, business experience during at least the past five years, and other directorships currently held. Mr. Boswell will retire from the Board following the conclusion of the 2003 Annual Meeting in accordance with the Board's mandatory retirement policy. Mr. Dinges, Chairman of the Board, Chief Executive Officer and President is the only employee or former employee of the Company on the Board of Directors.


                                         Robert F. Bailey
         ------------------------        Age: 70
                                         Director Since: 1994
                                         Committee Membership: Audit, Safety and
                                         Environmental Affairs
                 Photo 2A                Term of Office Expires: 2004
                                         Business Experience:
                                            Investor - private oil and gas
                                            interests January 2002 to Present
                                            TransRepublic Resources, Inc. (oil
                                            and gas production)
                                              President and Chief Executive
         ------------------------             Officer - 1992 to January 2002


                                         Henry O. Boswell
         ------------------------        Age: 73
                                         Director Since: 1991
                                         Committee Membership: Audit (Chairman),
                                         Compensation,
                                            Compensation Subcommittee, Executive
                 Photo 2B                Term of Office Expires: 2003
                                         Business Experience:
                                            Retired October 1987
                                            Amoco Production Company
                                              President - 1983 to October 1987
                                            Amoco Corporation
                                              Director - 1983 to October 1987
                                            Amoco Canada Petroleum Ltd.
         ------------------------             Chairman of the Board - 1983 to
                                              October 1987
                                         Other Directorships:
                                            Rowan Companies, Inc.

         ------------------------       John G.L. Cabot
                                        Age: 68
                                        Director Since: 1989
                                        Committee Memberships: Safety and
                                          Environmental Affairs
                 Photo 3A                 (Chairman), Audit
                                        Term of Office Expires: 2004
                                        Business Experience:
                                          Retired September 1995
                                          Cabot Corporation
                                             Chief Financial Officer - October
                                             1992 to September 1995
         ------------------------            Vice Chairman of the Board -
                                             October 1988 to September 1995
                                        Other Directorships:
                                          Cabot Corporation
                                          Eaton Vance Corp.


                                        Dan O. Dinges
         ------------------------       Age: 49
                                        Director Since: 2001
                                        Committee Memberships: Executive
                                        Position: Chairman of the Board, Chief
                                        Executive Officer and President
                 Photo 3B               Term of Office Expires: 2005
                                        Business Experience:
                                          Cabot Oil & Gas Corporation
                                             Chairman of the Board, Chief
                                             Executive Officer and President -
                                             May 2002 to present
         ------------------------         President and Chief Operating Officer
                                             - September 2001 to May 2002
                                          Samedan Oil Corporation (a subsidiary
                                          of Noble Affiliates, Inc.)
                                             Senior Vice President and Division
                                             General Manager, Offshore
                                             Division - 1998 to September 2001
                                             Vice President and Division General
                                             Manager, Offshore Division - 1989
                                             to 1998
                                             Division General Manager, Offshore
                                             Division - 1986 to 1989
                                             Division Landman, Offshore Division
                                             1981 to 1986
                                          Mobil Oil Corporation
                                             Land Supervisor - 1978 to 1981
                                        Other Directorships:
                                          Domestic Petroleum Council
                                          Boy Scouts of America - Sam Houston
                                          Area Council


         ------------------------       James G. Floyd
                                        Age: 66
                                        Director Since: 2001
                                        Committee Memberships: Nominations and
                                        Corporate Governance
                                          (Chairman), Safety and Environmental
                 Photo 3C                 Affairs
                                        Term of Office Expires: 2003 (Nominee
                                        for Director)
                                        Business Experience:
                                          Retired April 1, 2001
                                          The Houston Exploration Company
                                             President, Chief Executive Officer
         ------------------------            and Director - January 1986 to
                                             April 2001
                                          Seagull Energy Corporation
                                             Director of Seagull Energy
                                             Corporation and President of
                                             subsidiary Seagull Exploration &
                                             Production, Inc. - 1981 to 1986

         ------------------------       Robert Kelley
                                        Age: 57
                                        Director Since: Nominee for Director
                                        Business Experience:
                 Photo 4A                 Kellco Investments, Inc.
                                          (private investment company)
                                             President - May 2001 to present
                                          Noble Affiliates, Inc.
                                             Chairman of the Board - 1992 to May
                                             2001
                                             President and Chief Executive
         ------------------------            Officer - 1986 to October 2000
                                        Other Directorships:
                                          OGE Energy Corporation
                                          Lone Star Technologies, Inc.


         ------------------------       P. Dexter Peacock
                                        Age: 61
                                        Director Since: 1998
                                        Committee Memberships: Executive
                                          (Chairman), Audit, Nominations and
                                          Corporate Governance
                 Photo 4B               Term of Office Expires: 2003 (Nominee
                                        for Director)
                                        Business Experience:
                                          Andrews & Kurth L.L.P., Houston, Texas
                                            Of Counsel - January 1998 to present
         ------------------------           Partner - 1991 to 1997
                                            Managing Partner - 1986 to 1991


         ------------------------       William P. Vititoe
                                        Age: 64
                                        Director Since: 1994
                                        Committee Memberships: Compensation,
                                          Compensation Subcommittee, Nominations
                                          and Corporate Governance
                 Photo 4C               Term of Office Expires: 2005
                                        Business Experience:
                                          Retired May 1998
                                          Consultant to Puget Sound Energy, Inc.
                                               - February 1997 to May 1998
                                          Washington Energy Company
         ------------------------           Chairman of the Board, Chief
                                            Executive Officer and President -
                                            January 1994 to February 1997
                                          ANR Pipeline Company
                                            President and Chief Executive
                                            Officer - October 1990 to December
                                            1993
                                        Other Directorships:
                                          Comerica Inc.
                                          Amerisure Inc.
                                          Midwest Independent System Operator,
                                          Inc.

Information on the Board of Directors and its Committees

     The Board of Directors held six meetings during the year ended December 31, 2002. All directors attended 75% or more of the meetings of the Board of Directors and of the committees held while they were members during 2002.

     The Board of Directors has six standing committees: the Audit Committee, the Compensation Committee, the Compensation Subcommittee, the Nominations and Corporate Governance Committee, the Safety and Environmental Affairs Committee and the Executive Committee. Membership on each committee during 2002 is listed below. All standing committees, with the exception of the Executive Committee, are composed entirely of non-employee directors. Messrs. C. Wayne Nance and Arthur L. Smith resigned from the Board of Directors in March 2003.

     The Nominations and Corporate Governance Committee will consider persons for Board of Directors membership suggested by stockholders. Any stockholder desiring to propose a nominee to the Board of Directors should submit such proposed nominee for consideration by the Nominations and Corporate Governance Committee, including the proposed nominee's qualifications, to Ms. Lisa A. Machesney, Corporate Secretary, Cabot Oil & Gas Corporation, 1200 Enclave Parkway, Houston, Texas 77077.

--------------------------------------------------------------------------------------------------------------------------
                                                       Number of
                                                      Meetings in
        Committee                  Members               2002       Responsibilities
--------------------------------------------------------------------------------------------------------------------------
Audit Committee            Henry O. Boswell *            5          Annually recommends the independent public accountants
                           Robert F. Bailey                         to be appointed by the Board of Directors as auditor
                           John G. L. Cabot                         of the Company and its subsidiaries; the committee
                           P. Dexter Peacock                        also reviews the arrangements for and the results of
                                                                    the auditor's examination of the Company's books and
                                                                    records, internal accounting control procedures, and
                                                                    the internal audit activities and recommendations. It
                                                                    reports to the Board of Directors on Audit Committee
                                                                    activities and makes such investigations as it deems
                                                                    appropriate. For additional information on the Audit
                                                                    Committee responsibilities see Audit Committee Report
                                                                    below.
--------------------------------------------------------------------------------------------------------------------------
Compensation Committee     C. Wayne Nance *              3          Determines the salaries, bonuses and other
                           Henry O. Boswell                         remuneration of the Company's officers who are also
                           Arthur L. Smith                          directors, reviews and approves the salaries,
                           William P. Vititoe                       bonuses and other remuneration of all other
                                                                    executive officers, and determines the aggregate
                                                                    amount of bonuses and other incentives to be paid
                                                                    pursuant to the Company's incentive compensation
                                                                    program. It administers the Company's Annual Target
                                                                    Cash Incentive Plan, and supplemental retirement
                                                                    plans, including the adoption of the rules and
                                                                    regulations therefore and the determination of
                                                                    awards. It also makes recommendations to the Board of
                                                                    Directors with respect to the Company's compensation
                                                                    policy.
--------------------------------------------------------------------------------------------------------------------------
Compensation Subcommittee  C. Wayne Nance *              3          Created to ensure each member is an "outside
                           Henry O. Boswell                         director" as defined for purposes of Section 162(m)
                           William P. Vititoe                       of the Internal Revenue Code.  It administers the
                                                                    Company's Second Amended and Restated 1994 Long-Term
                                                                    Incentive Plan and Incentive Stock Option Plan,
                                                                    including the adoption of the rules and regulations
                                                                    therefor and the determination of awards.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Nominations and            James G. Floyd *              2         Considers and proposes nominees for membership on the
Corporate Governance       C. Wayne Nance                          Board of Directors, including proposed nominations
Committee                  P. Dexter Peacock                       made by stockholders, reviews the composition of the
                           William P. Vititoe                      Board of Directors and makes recommendations to the
                                                                   Board of Directors concerning corporate governance.
--------------------------------------------------------------------------------------------------------------------------
Safety & Environmental     John G.L. Cabot *             2         Reviews the Company's safety and environmental
Affairs Committee          Robert F. Bailey                        management programs and evaluates major hazard
                           James G. Floyd                          analyses.  From time to time, it also reviews the
                           Arthur L. Smith                         nature of and extent of Company spending for safety
                                                                   and environmental compliance. It further consults
                                                                   with outside and internal advisors of the Company
                                                                   regarding the management of the Company's safety and
                                                                   environmental programs.
--------------------------------------------------------------------------------------------------------------------------
Executive Committee        P. Dexter Peacock *           3         Exercises all power and authority of the Board of
                           Henry O. Boswell                        Directors, except as limited by the Company's by-laws
                           Dan O. Dinges                           or applicable law.
                           C. Wayne Nance
--------------------------------------------------------------------------------------------------------------------------

*    Committee Chairman

Director Compensation

     During 2002 directors who are not employees of the Company received an annual fee of $50,000 ($53,000 fee for committee chairmen), payable quarterly, for their services on the Company's board of directors and its committees. With the exception of the Executive Committee and the Compensation Subcommittee, directors are further compensated $500 for telephonic special meetings of the board of directors or its committees, $1,000 for in-person special meetings of the board of directors or its committees and $1,000 for attendance at business meetings when requested by the Chairman of the Board of Directors. Members of the Executive Committee are compensated $1,000 per meeting. The members of the Compensation Subcommittee receive no additional fees for their services on this committee.

     Non-employee directors also received nondiscretionary automatic grants of non-qualified options to purchase 10,000 shares of the Common Stock at a price equal to 100% of the fair market value on the date first elected to the Board of Directors under the Second Amended and Restated 1994 Non-employee Director Stock Option Plan. In addition, non-employee directors receive a nondiscretionary automatic grant of a non-qualified option to purchase an additional 5,000 shares of Common Stock at each annual meeting of stockholders under the Second Amended and Restated 1994 Non-employee Director Stock Option Plan. Directors who are employees of the Company receive no additional compensation for their duties as directors. All directors were reimbursed for travel expenses incurred for attending all Board and committee meetings.

Director Mandatory Retirement

     It is the policy of the Board of Directors that directors of the Company retire at the Annual Meeting following a director's 73/rd/ birthday.

                                  PROPOSAL II.
                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of PricewaterhouseCoopers LLP, independent public accountants, as auditors to examine the Company's financial statements for 2003. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of PricewaterhouseCoopers LLP as auditors of the Company.

     A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

     See Audit Committee Report on page 15 for further information.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTS, AS AUDITORS OF THE COMPANY FOR ITS 2003 FISCAL YEAR.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes annual and long-term compensation paid to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as of December 31, 2002 for all services rendered to the Company and its subsidiaries during each of the last three fiscal years. The table also discloses information for the Company's retired Chief Executive Officer who served in that capacity until May 2002.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------

                                                 Annual Compensation               Long-Term Compensation

                                      ----------------------------------------------------------------------

                                                                                           Awards

                                                                               -----------------------------

          Name and            Year     Salary ($)   Bonus        Other Annual     Restricted    Securities     All Other
     Principal Position                              ($)         Compensation       Stock       Underlying    Compensation
                                                                   ($)/(4)/       Awards ($)    Options (#)     ($)/(15)/
                                                                                /(6)(7)(8)(9)/

-----------------------------------------------------------------------------------------------------------------------------
Dan O. Dinges/(1)/            2002      387,500    390,000           5,841       289,650/(10)/    50,000          11,000
 Chairman, Chief Executive    2001      102,083    222,000/(3)/        923       575,500/(10)/    75,000           6,125
 Officer and President        2000            0          0               0             0               0               0

Michael B. Walen              2002      282,500    200,000          16,675       231,720/(11)/    35,000          11,000
 Senior Vice President,       2001      244,917    160,000          12,650       335,510/(11)/    30,000          10,500
 Exploration and Production   2000      175,750     62,000           6,012       129,188          11,000           9,430

Scott C. Schroeder            2002      216,667    145,000          10,337       193,100/(12)/    25,000          11,000
 Vice President and Chief     2001      167,500     94,000           2,537       135,350          12,000          10,050
 Financial Officer            2000      124,583     40,000             756       104,344           7,000           6,427

A.F. Pelletier                2002      190,883     98,000          10,335        77,240/(13)/    13,000          11,000
 Vice President,              2001      134,896     67,000           2,143        13,535           3,000           7,846
 Gulf Coast Region            2000            0          0               0             0               0               0

Jeffrey W. Hutton             2002      180,883    102,100           5,187        77,240/(14)/    13,000          11,000
 Vice President, Marketing    2001      173,333    100,000           3,309       108,280          10,000          10,500
                              2000      160,833     51,000           3,532       114,281           9,000           8,501

Ray R. Seegmiller/(2)/        2002      179,167          0         978,158/(5)/        0               0       1,676,290
 Chairman and Chief           2001      426,665    350,000          34,878       433,120          65,000          10,500
 Executive Officer            2000      395,412    218,000          34,596       596,250          50,000          10,500

-----------------------------------------------------------------------------------------------------------------------------

1/  Mr. Dinges joined the Company in September 2001. Mr. Dinges assumed the
- position of Chairman of the Board, Chief Executive Officer and President in May 2002.

2/  Mr. Seegmiller retired as Chairman and Chief Executive Officer of the
-   Company in May 2002.

3/  Includes a $150,000 bonus paid upon commencement of employment with the
-   Company in September 2001.

4/  Unless otherwise indicated, the amount in this column for 2002 represents
- premiums paid on and a tax gross-up for imputed income on executive term life insurance, a tax gross-up on club dues and a financial planning services perquisite. The 2002 premiums paid on and a tax gross-up for imputed income on executive term life insurance represents $4,846, $7,280, $1,568, $3,179, $1,956 and $12,512 for Messrs. Dinges, Walen, Schroeder, Pelletier, Hutton and Seegmiller respectively. The 2002 tax gross-up on club dues represents $0, $9,145, $7,169, $3,556, $2,511 and $7,053 for Messrs. Dinges, Walen, Schroeder, Pelletier, Hutton and Seegmiller, respectively. The 2002 financial planning perquisite represents $995, $250, $1,600, $3,600, $720 and $10,233 for
    Messrs. Dinges, Walen, Schroeder, Pelletier, Hutton and Seegmiller, respectively.

5/  For Mr. Seegmiller, Other Annual Compensation also includes a cash payment
- of $910,000 in connection with his retirement and $38,360 in earned and accrued vacation.

6/  Unless otherwise indicated, the amount in this column for 2000, 2001 and
- 2002 represents the value of restricted stock grants made to the named executive on May 9, 2000, May 2, 2001 and February 18, 2002, based on the closing market prices on or near such dates of $19.875, $27.07 and $19.31, respectively.

7/  Messrs. Walen, Schroeder, Hutton and Seegmiller were granted 6,500, 5,250,
- 5,750 and 30,000 shares of stock, respectively, on May 9, 2000. The restrictions on these shares lapse in full three years from the date of grant provided the officer is still employed with the Company. The restrictions on Mr. Seegmiller's shares were removed in May 2002 upon his retirement from the Company. See Employment Agreements and Change in Control Arrangements below.

8/  Messrs. Walen, Schroeder, Pelletier, Hutton and Seegmiller were granted
- 8,000, 5,000, 500, 4,000 and 16,000 shares of stock respectively, on May 2, 2001. The restrictions on these shares lapse in full three years from the date of grant provided the officer is still employed with the Company. The restrictions on Mr. Seegmiller's shares were removed in May 2002 upon his retirement from the Company. See Employment Agreements and Change in Control Arrangements below.

9/  Messrs. Dinges, Walen, Schroeder, Pelletier and Hutton were granted 15,000,
- 12,000, 10,000, 4,000 and 4,000 shares of stock, respectively on February 18, 2002. The restrictions on these shares lapse in full three years from the date of grant provided the officer is still employed with the Company.

10/ The amount for 2001 represents the value of a 25,000 share restricted stock -- grant made to Mr. Dinges on September 17, 2001, based on a closing market price of $23.02 on September 17, 2001, the restrictions on which lapse in full on September 17, 2004 provided Mr. Dinges is still employed with the Company. Mr. Dinges holds a total of 40,000 shares of restricted stock as of December 31, 2002. The market value of the 40,000 shares on December 31, 2002 was $991,200. No dividends are paid on the restricted stock held.

11/ The amount for 2001 represents the value of an 8,000 share restricted stock -- award made to Mr. Walen on May 2, 2001, based on a closing market price of
    $27.07 on May 2, 2001, and the value of a 5,000 share restricted stock award made to Mr. Walen on July 17, 2001 based upon a closing market price of $23.79 on July 17, 2001. The restrictions on each of these awards will lapse in full three years from the date of grant provided Mr. Walen is still employed with the Company. Mr. Walen holds a total of 31,500 shares as of December 31, 2002. The market value of the 31,500 shares on December 31, 2002 was $780,570. No dividends are paid on the restricted shares held.

12/ Mr. Schroeder holds a total of 20,250 shares of restricted stock as of -- December 31, 2002. The market value of the 20,250 shares on December 31,
    2002 was $501,795. No dividends are paid on the restricted stock held.

13/ Mr. Pelletier holds a total of 4,500 shares of restricted stock as of -- December 31, 2002. The market value of the 4,500 shares on December 31, 2002 was $111,510.

14/ Mr. Hutton holds a total of 13,750 shares of restricted stock as of December -- 31, 2002. The market value of the 13,750 shares on December 31, 2002 was
    $340,725. No dividends are paid on the restricted stock held.

15/ The amount in this column represents the Company's contributions to the -- 401(k) Plan and the associated non-qualified agreement or the associated non-qualified Deferred Compensation Plan on behalf of the named executive.

Option Grants in Last Fiscal Year

     Set forth below is certain information relating to the Company's grant of options during 2002 to the executive officers named in the preceding Summary Compensation Table, including the relative size of each grant, and each grant's exercise price and expiration date. Also included is information relating to the potential realizable value of the options granted, based upon assumed annualized stock value appreciation rates. Neither the option values reflected in the table nor the assumptions utilized in arriving at the values should be considered indicative of future stock performance.

                        OPTION GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Potential Realizable
                                                                                       Value at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                                   Individual Grants                                          for Option Term
-------------------------------------------------------------------------------------------------------------------------

                                       Percent of
                         Number of       Total
                        Securities      Options
                        Underlying     Granted to
                         Options       Employees     Exercise
                         Granted       in Fiscal      Price           Expiration
       Name            (#)/(1)(2)/       Year      ($/Sh)/(3)/        Date/(4)/            5% ($)          10% ($)
-------------------------------------------------------------------------------------------------------------------------
D.O. Dinges              50,000         12.8%        $19.425       February 18, 2007       $268,350       $592,950

M. B. Walen              35,000          9.0%        $19.425       February 18, 2007       $187,845       $415,065

S.C. Schroeder           25,000          6.4%        $19.425       February 18, 2007       $134,175       $296,475

A.F. Pelletier           13,000          3.3%        $19.425       February 18, 2007       $ 69,771       $154,167

J.W. Hutton              13,000          3.3%        $19.425       February 18, 2007       $ 69,771       $154,167

R.R. Seegmiller               0          n/a             n/a                     n/a            n/a            n/a
-------------------------------------------------------------------------------------------------------------------------

1/   There were no adjustments or amendments during 2002 to the exercise price
-    of stock options previously awarded to any of the named executive officers.

2/   For each of the named executive officers, 33 1/3% of each option becomes
- exercisable on the first anniversary of the date of grant (February 18, 2003) and the remainder of such option becomes exercisable in 33 1/3% increments on each of the next two anniversaries of such date.

3/   Equal to the average of the high and low trading price per share of the
-    Company's Common Stock on the date of grant.

4/   The expiration date is the fifth anniversary from the date of grant. The
- options permit the exercise price to be paid in cash or by tendering shares of Common Stock. The options permit the withholding of shares to satisfy tax obligations.

Aggregated FY-End Option Values

         Set forth below is supplemental information relating to options exercised during 2002 and the number and intrinsic value of stock options held at December 31, 2002 ("FY-End"), by the executive officers named in the preceding Summary Compensation Table. Year-end values are based on the Company's stock price on December 31, 2002, do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options, and should not be considered indicative of future stock performance. There were no additional long-term incentive awards made during 2002 to the executive officers named in the Summary Compensation Table.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION VALUES

     ---------------------------------------------------------------------------------------------------------------
                                                                          Number of
                                                                         Securities                Value of
                                                                         Underlying               Unexercised
                                                                         Unexercised             In-the-Money
                                                                    Options at FY-End (#)    Options at FY-End ($)
     ---------------------------------------------------------------------------------------------------------------
                                        Shares         Value            Exercisable/             Exercisable/
                  Name               Acquired on    Realized ($)        Unexercisable          Unexercisable/(2)/
                                     Exercise (#)      /(1)/
     ---------------------------------------------------------------------------------------------------------------
     D.O. Dinges                          0              0              25,000/100,000         $32,625/$333,000

     M.B. Walen                           0              0              34,834/58,666          $136,325/$214,944

     S.C. Schroeder                       0              0              11,000/35,333          $42,355/$146,485

     A.F. Pelletier                       0              0               1,000/15,000               0/$69,615

     J.W. Hutton                          0              0              11,334/22,666           $52,928/$85,830

     R.R. Seegmiller                   132,000        $728,483             115,000/0               $270,250/0
     ---------------------------------------------------------------------------------------------------------------


1/  Value realized equals the Common Stock market price received by the
- Executive Officer on the date of exercise (via a cashless exercise and sale of the Common Stock) less the exercise price, times the number of shares exercised.

2/  A stock option is considered to be "in-the-money" if the price of the
- related stock is higher than the exercise price of the option. The closing market price of the Common Stock on December 31, 2002 was $24.78 per share.

Pension Plan Table

         Company employees are covered by the Company's Pension Plan (the "Pension Plan"), a noncontributory defined benefit plan that provides benefits based generally upon the employee's compensation levels during the last years of employment. In addition, the Company has entered into agreements to supplement the benefits payable to certain officers to the extent benefits under the Pension Plan are limited by provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended. The following table sets forth estimated annual benefits payable for eligible employees (including executive officers) who retire at age 65 under the Pension Plan (and, where applicable, such supplemental agreements) for specified earnings and years of service classification. Amounts shown are for employees (including all persons listed in the Summary Compensation Table) who were not "grandfathered" under the Pension Plan (based on years of service and age) as of September 30, 1988.

                               PENSION PLAN TABLE

-------------------------------------------------------------------------------------------------------------------------
   Remuneration                                               Years of Service
-------------------------------------------------------------------------------------------------------------------------
                         5             10             15             20            25             30             35
-------------------------------------------------------------------------------------------------------------------------
      125,000          8,586         17,172         25,758         34,344         42,931         51,517         60,103
-------------------------------------------------------------------------------------------------------------------------
      150,000         10,461         20,922         31,383         41,844         52,306         62,767         73,228
-------------------------------------------------------------------------------------------------------------------------
      175,000         12,336         24,672         37,008         49,344         61,681         74,017         86,353
-------------------------------------------------------------------------------------------------------------------------
      200,000         14,211         28,422         42,633         56,844         71,056         85,267         99,478
-------------------------------------------------------------------------------------------------------------------------
      225,000         16,086         32,172         48,258         64,344         80,431         96,517        112,603
-------------------------------------------------------------------------------------------------------------------------
      250,000         17,961         35,922         53,883         71,844         89,806        107,767        125,728
-------------------------------------------------------------------------------------------------------------------------
      300,000         21,711         43,422         65,133         86,844        108,556        130,267        151,978
-------------------------------------------------------------------------------------------------------------------------
      400,000         29,211         58,422         87,633        116,844        146,056        175,267        204,478
-------------------------------------------------------------------------------------------------------------------------
      450,000         32,961         65,922         98,883        131,844        164,806        197,767        230,728
-------------------------------------------------------------------------------------------------------------------------
      500,000         36,711         73,422        110,133        146,844        183,556        220,267        256,978
-------------------------------------------------------------------------------------------------------------------------
      600,000         44,211         88,422        132,633        176,844        221,056        265,267        309,478
-------------------------------------------------------------------------------------------------------------------------
      700,000         51,711        103,422        155,133        206,844        258,556        310,267        361,978
-------------------------------------------------------------------------------------------------------------------------
      750,000         55,461        110,922        166,383        221,844        277,306        332,767        388,228
-------------------------------------------------------------------------------------------------------------------------

         Compensation under the Pension Plan generally consists of taxable income, before the employee's participation in voluntary pre-tax benefit plans, and decreased by nondeductible moving expenses, disability pay, severance pay, income arising from the exercise of a stock option or from the receipt of a restricted stock award, taxable group term life insurance benefits and other taxable fringe benefit payments. The Pension Plan provides for full vesting after five years of service. Benefits are payable for the life of the employee on a single-life annuity basis and are not subject to any deductions for Social Security or other offset amounts. The Pension Plan Table includes amounts attributable to Nonqualified Pension Arrangements which are payable as a lump sum actuarially equivalent to a single-life annuity. Lump sum conversions are based on the 1994 Group Annuity Reserves Table projected to 2002 with rates blended 50% for males and females and an interest rate equal to the 30-year Treasury rate for the month of November in the year preceding the year of payment. Covered Compensation under the Pension Plan in 2002 for the executive officers named in the Summary Compensation Table are the amounts under the "Salary" and "Bonus" columns set forth in such table. The Company provided Mr. Seegmiller supplemental pension benefits by granting one month's additional service credit for each month of actual service. In addition, the Company has treated income from the receipt of restricted stock awards to count as compensation under the Pension Plan for Mr. Seegmiller. For purposes of the Pension Plan, including Mr. Seegmiller's supplemental pension benefits, Messrs. Dinges, Walen, Schroeder, Pelletier, Hutton and Seegmiller had 1.25, 15.67, 7.17, 1.67, 17.75 and 13.83 years of credited service, respectively, as of December 31, 2002.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Compensation Committee and the Compensation Subcommittee of the Board of Directors administer the Company's compensation programs. The Compensation Committee (the "Committee") is comprised of four non-employee directors. The Committee has responsibility for determining the salaries, annual incentive compensation and other remuneration of the officers of the Company who are also directors; and for reviewing and approving the salaries, annual incentive compensation and other remuneration of all other officers of the Company. The Committee also approves the design of the Company's compensation and benefit plans. The Compensation Subcommittee (the "Subcommittee") is comprised of three non-employee directors. The Subcommittee administers the Company's long-term incentive plans for officers and employees.

         The objectives of the executive compensation program are to align compensation with business strategy, to create value for the stockholders, to attract, retain, motivate and reward highly qualified executives and to support a performance-based culture throughout the Company. The Committee also believes that executive compensation should be subject to objective review. Consequently, the Committee retains the services of an independent consultant, who on a regular basis evaluates the compensation programs and practices for the Company's executive officers against an industry peer group. The companies chosen for the peer group generally are not the same companies that comprise the Dow Jones Secondary Oils Index, shown in the Performance Graph included in this proxy statement. The Committee believes that the Company's competitors for executive talent are not necessarily all of the companies included in the Dow Jones Secondary Oils Index used for comparing stockholder returns.

Components of Compensation

         The components of the Company's executive compensation program are base salary, annual incentive bonus and long-term incentives. In determining each component of compensation, the Committee or the Subcommittee (for long-term incentives) consider competitive data from the peer group, the overall value of the total compensation package and the Company's and the executive's performance. The Committee and the Subcommittee believe that the total compensation package should be competitive and targeted at the median level of compensation for the peer group and that superior performance should produce a corresponding increase in value for annual and long-term incentives.

Base Salaries

         The Committee reviews each executive's base salary annually. Base salaries are targeted at market levels and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Base salaries in 2002 for the executive officers named in the Summary Compensation Table as a group approximate the 50/th/ percentile of the predicted competitive market base salary for similar positions in the peer group. Mr. Dinges' 2002 base salary of $400,000 is below the 50/th/ percentile of the competitive market and reflects his recent (May 2002) appointment to the Chairman of the Board and Chief Executive Officer position.

Annual Incentive Bonus

         The Annual Target Cash Incentive Plan ("the Plan") is founded upon the Company's pay-for-performance philosophy. The Plan provides executives, as well as other key employees, with incentives in the form of annual cash bonuses to achieve corporate business and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The current measurement criteria used in the Plan are designed to recognize that certain factors that affect performance are controllable, while others are not controllable, and to reward executives for superior performance against those factors that are deemed controllable. These factors measure both short-term success and long-term value creation.

         The bonus pool that can be generated under the Plan is subject to a two-part threshold. For each of the threshold tests that are met, one-half of the bonus potential becomes available. The two threshold tests are: (i) annual cash flow for the Company must equal or exceed two times debt service, with debt service including interest and dividend payments, but excluding originally scheduled principal payments unless the Company's total borrowing capacity is diminished at the time of the principal repayment; and (ii) the Company must achieve positive earnings, after the inclusion of an accrual for a potential bonus payment. These thresholds are approved annually by the Committee in conjunction with its approval of each Plan participant's incentive target.

         If one or both of the two threshold tests is met, the bonus pool is funded in accordance with each business unit's performance and the total Company performance against two factors: (i) 75% of the bonus earned is measured on budgeted discretionary cash flow targets adjusted for non-controllable items, such as commodity prices, interest rates and non-recurring items and (ii) 25% of the bonus earned is measured through an assessment of overall reserve replacement. The Chief Executive Officer has discretion to adjust this factor from 0 to 50% based upon an evaluation of reserve replacement and reserve replacement costs. The Committee then has the discretion to adjust, on a subjective basis, the final overall bonus pool for any business unit and the final bonus payment for any participant to reflect its assessment of performance. If a bonus pool is funded based upon achievement of the established Company goals, executives earn bonuses to the extent of the performance of their primary business unit and the Company's overall performance. Individual incentive targets are set at the median of market levels based on peer data and at a level considered by the Compensation Committee to be appropriate.

         In 2002, both bonus threshold tests were met. Based upon total Company performance, and the performance of each business unit, the formula in the plan produced bonuses ranging from 111% to 139% of the pre-established bonus targets for the executive officers of the Company, including the executives named in the above tables. Mr. Dinges received a cash bonus of $390,000. This represents 139% of Mr. Dinges' target in accordance with the formula in the bonus Plan.

Long Term Incentives

         In 2002, the Subcommittee employed a combination of stock options and restricted stock to provide long-term incentives to the Company's executives. The Subcommittee's objective was to deliver approximately 60% of the long-term incentive value via stock options and approximately 40% in the form of restricted stock. The size of the long-term incentive awards is based primarily on competitive practice and is generally targeted to be at the 50th percentile of competitive long-term incentive awards of the peer group. The Subcommittee does not typically consider the amount of options previously granted and outstanding, or the number of shares owned, when determining annual long-term incentive awards.

         Stock options are granted under the Second Amended and Restated 1994 Long-Term Incentive Plan at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates after the date the options are granted. This design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

         Restricted stock awards are granted under the Second Amended and Restated 1994 Long-Term Incentive Plan. The Company's restricted stock awards to executives in 2002 consisted of grants of Common Stock, the restrictions on which lapse in full three years from the date of the grant. The restricted stock will be forfeited if, during the three-year restrictive period, the executive leaves the Company for any reason other than retirement, termination without cause, death or disability. Prior to the lapse of such restrictions, the participant has no right to vote or receive dividends on such shares. The restricted stock award may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change of Control (as defined), the restrictive period shall lapse and a stock certificate representing the shares of restricted stock shall be issued to the executive. In the event of any merger, reorganization, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the shares of restricted stock, the number of shares of restricted stock shall be equitably adjusted by the Subcommittee to prevent dilution or enlargement of rights.

         In 2002 Mr. Dinges was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $19.425 and received a restricted stock award of 15,000 shares.

         The Company's stock options are intended to constitute "qualified performance based compensation" as defined under Section 162(m) of the Code, with the effect that the deduction disallowance of Section 162(m) of the Code should not be applicable to compensation paid to covered employees under the stock option provisions. It is the Committee's and the Subcommittee's intent that the majority of long-term incentive awards will qualify under Section 162(m) of the Internal Revenue Code. To date the Company has experienced no loss of tax deduction as a result of 162(m).

Mr. Seegmiller's Retirement

         Mr. Seegmiller retired as Chairman and Chief Executive Officer of the Company in May 2002. The details of his retirement compensation are set forth below under Employment Agreements and Change in Control Arrangements. Mr. Seegmiller's retirement compensation was in response to his employment agreement and his contributions to the Company.

Conclusion

         The Committee and the Subcommittee believe these executive compensation policies and programs effectively serve the interests of stockholders and the Company. We have attempted, with the assistance of our compensation consultant, to provide a total compensation and incentive program that motivates key personnel and contributes to the Company's overall success.

Compensation Committee                  Compensation Subcommittee

C. Wayne Nance, Chairman                C. Wayne Nance, Chairman
Henry O. Boswell                        Henry O. Boswell
Arthur L. Smith                         William P. Vititoe
William P. Vititoe

                             AUDIT COMMITTEE REPORT

         The Audit Committee is composed of four non-employee directors. The Board of Directors has made a determination that the members of the Audit Committee satisfy the current requirements of the New York Stock Exchange as to independence, financial literacy and experience. The Board of Directors and the Audit Committee are monitoring the status of the SEC rule proposals governing audit committees and intend to comply with the new rules prior to or upon effectiveness. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted on May 9, 2000 and revised on February 19, 2002 by the Board of Directors of the Company. The Audit Committee, among other matters, is responsible for annually recommending the independent accountants to be appointed by the Board of Directors as the auditors of the Company and its subsidiaries, and reviewing the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities and recommendations of the Company's internal auditors. It also reviews the Company's accounting policies, control systems and compliance activities. The Audit Committee also reviews the Charter of the Audit Committee. This is a report on the Audit Committee's activities relating to the calendar year 2002.

Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

         The Audit Committee discussed with the independent auditors the matters required to be discussed as described in Statement on Auditing Standards ("SAS") No. 61-Communication with Audit Committees, as updated by SAS No. 89-Audit Adjustments, and SAS No. 90-Audit Committee Communications. The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers, LLP ("PWC"), the Company's independent accountants, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PWC the independent accountant's independence. These discussions included a review of all audit and non-audit services (including tax services) provided by PWC to the Company.

Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year 2002 for filing with the Securities and Exchange Commission.

Audit Fees

         The Company was billed an aggregate of $368,000 in professional fees and out-of-pocket costs by its auditors, PWC, to audit the Company's financial statements for the year ended December 31, 2002 and to review financial information included in the Company's Forms 10-Q.

Financial Information Systems Design and Implementation Fees

         PWC performed no financial information systems design and implementation services during 2002.

All Other Fees

         Total fees and out-of-pocket costs billed by PWC for other services rendered in 2002 were $268,000. These other services were comprised of tax compliance and other tax related items ($135,000), consultations regarding the Company's acquisition of Cody Company ($7,000), internal audit services ($69,000) and audits of the Company's benefit plans ($57,000). The Audit Committee and Board of Directors are aware that PWC provides these services to the Company and considered whether the provision of these services is compatible with maintaining PWC's independence.

Other Matters

         In August 2002, consistent with the Sarbanes-Oxley Act of 2002, the Audit Committee recommended and the Board of Directors approved the use of KPMG as the Company's internal auditor for all internal audits for the remainder of the 2002 internal audit plan. Consequently, PWC no longer provides internal audit services to the Company.

                                        Audit Committee

                                        Henry O. Boswell (Chairman)
                                        Robert F. Bailey
                                        John G. L. Cabot
                                        P. Dexter Peacock


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         No member of the Compensation Committee was, during 2002, an officer or employee of the Company or any of its subsidiaries, or formerly an officer of the Company or any of its subsidiaries. During 2002, the Company had no Compensation Committee interlocks.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of Company Common Stock with the Securities and Exchange Commission and, pursuant to rules promulgated under Section 16(a), such individuals are required to furnish the Company with copies of Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that those reports accurately reflect all reportable transactions and holdings, the Company is not aware of any failure by any of its executive officers or directors to comply with the Section 16(a) reporting requirements during 2002.

                              EMPLOYMENT AGREEMENTS
                       AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into Change in Control Agreements (the "Agreements") with the current executive officers named in the Summary Compensation Table, and with six other officers of the Company. The Agreements are intended to encourage such employees to remain in the employ of and to carry out their duties with the Company. In 2001 the Board of Directors made certain revisions to the program initially implemented in 1995. The term of the Agreements is three years from July 17, 2001 (from September 17, 2001 for Mr. Dinges), subject to automatic one-year extensions on the second and each subsequent anniversary thereof unless prior to such anniversary the Company gives written notice that the term shall not be so extended. The Agreements provide that in the event of a change in control or in the event deemed to be in anticipation of a change in control, such individuals will receive certain benefits in the event of a termination of their employment within two years of such event. A "change in control" is generally defined as occurring if (i) any "person" becomes the "beneficial owner," of securities of the Company representing 35% or more of common stock or of the combined voting power of the then outstanding voting securities of the Company, with certain exceptions; (ii) individuals who, as the date of the Agreement, constitute the Board, together with individuals nominated with the approval of those directors (other than in connection with an election contest) (collectively, the "Incumbent Board") cease to constitute at least a majority of the Board; (iii) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination") is consummated, unless, following the Business Combination (a) all or substantially all of the individuals and entities who were the beneficial owners of the common stock and outstanding voting securities immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from the Business Combination in substantially the same proportions as their ownership, immediately prior to the Business Combination, of the Common Stock and outstanding voting securities, (b) no "person" (excluding any entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common equity of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (c) at least of majority of the members of the board of directors of the corporation, or the similar managing body of a non-corporate entity, resulting from such Business Combination were members of the Incumbent Board at the time of execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         Benefits are provided under the Agreements unless such termination of employment is (i) for cause (as defined in the Agreements), (ii) voluntary by the executive and does not constitute a constructive termination without cause (as defined in the Agreements), or (iii) because of the death or disability of the executive.

         Generally, benefits payable under the terms of the Agreements include
(i) a lump-sum cash payment equal to three times the sum of (a) base salary in effect immediately prior to the change in control or, if greater, immediately prior to the executive's termination and (b) the greater of (1) 100% of the executive's target bonus with respect to the fiscal year during which the change in control occurred or, if greater, the fiscal year during which the executive's termination occurred or (2) the executive's actual bonus paid in the fiscal year immediately preceding the change in control or if termination of employment occurs prior to a "change in control," termination of employment, (ii) payment with respect to any performance shares granted to the executive, such payment to be prorated based on actual service completed at the time of the executive's termination, and valued according to the percentage of goal attainment on the date of termination, (iii) immediate vesting and exercisability of all of the executive's options to purchase securities of the Company, (iv) immediate vesting and lapse of restrictions on any restricted stock grants outstanding at the time of the executive's termination, (v) subject to the payment of the applicable premiums, continued medical, dental and life insurance coverage for three years following the date of the executive's termination, (vi) effective crediting of an additional three years of service in the Company's retirement plans in which the executive is participating at the time of the change in control and (vii) outplacement assistance in an amount not to exceed 15% of the executive's base salary in effect on the date of a change in control (the "Termination Benefits"). In the event the excise tax relating to Section 280G of the Code applies to payments by the Company, the Company will make an additional payment to the executive in an amount such that after payment of income and excise taxes, the executive retains an amount equal to the Termination Benefits. No payments have been made under the Agreements.

         The Company entered both an employment agreement and a Change in Control Agreement with Mr. Ray R. Seegmiller, former Chairman and Chief Executive Officer of the Company. The employment agreement provided that if Mr. Seegmiller terminated his employment for good reason (as defined in the agreement) or the Company terminated his employment for any reason other than cause (as defined in the agreement), Mr. Seegmiller shall receive 12 months of base salary, as well as continuation of all applicable benefit programs. Under the terms of Mr. Seegmiller's Change in Control Agreement, in the event of a termination, Mr. Seegmiller would be required to elect between receiving the Termination Benefits or the amounts payable to Mr. Seegmiller under his employment agreement.

         In connection with Mr. Seegmiller's retirement from the Company effective June 1, 2002, the Compensation Committee approved a lump sum cash payment of $910,000 paid to Mr. Seegmiller on May 31, 2002 in recognition of his employment agreement provisions, his contributions to the Company and in lieu of any long term incentive awards in 2002. Mr. Seegmiller also received a lump sum payment under his existing supplemental executive retirement plan of $1,665,290. This amount is enhanced as the result of inclusion in the benefit calculation the value of certain restricted stock awards made in 1995 and 1997, and the $910,000 payment described above. Also in recognition of Mr. Seegmiller's retirement, the Compensation Subcommittee accelerated to May 2, 2002, the lapsing of restriction on the restricted stock granted to Mr. Seegmiller on May 9, 2000 and May 2, 2001. On May 9, 2000 and May 2, 2001, Mr. Seegmiller was granted 30,000 and 16,000 shares of restricted stock, respectively, the restriction on which would have lapsed May 9, 2003 and May 2, 2004, respectively. The Compensation Subcommittee also accelerated to May 2, 2002, the vesting of all unvested stock options granted to Mr. Seegmiller under the Second Amended and Restated 1994 Long-Term Incentive Plan. Mr. Seegmiller also receives a number of employee benefits (including life, medical and dental insurance, financial counseling and club dues) for one year after his retirement, as provided by his employment agreement.

         The Company has entered into both an employment agreement and a Change in Control Agreement with Mr. Dan O. Dinges, Chairman of the Board, Chief Executive Officer and President of the Company. The employment agreement provides that if Mr. Dinges terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment for any reason other than cause (as defined in the agreement), Mr. Dinges shall receive
(i) a lump sum cash payment equal to two times his annual base salary plus two times his annual target bonus, (ii) a 24 month continuation of medical and life insurance programs at the premium rate applicable to active executives, (iii) full vesting of all of his restricted stock awards and (iv) full vesting of all of his stock option awards. Under the terms of Mr. Dinges' Change in Control Agreement, in the event of a termination, Mr. Dinges will be required to elect between receiving the Termination Benefits or the amounts payable to Mr. Dinges under his employment agreement.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the Common Stock ("COG") performance with the performance of the Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oils-US Index for the period December 1997 through December 2002. The graph assumes that the value of the investment in the Company's Common Stock and in each index was $100 on December 31, 1997 and that all dividends were reinvested.

                                     [GRAPH]

    -------------------------------------------------------------------------------------------------------
                                      Dec-97      Dec-98       Dec-99      Dec-00       Dec-01      Dec-02
                                      ------      ------       ------      ------       ------      ------
    -------------------------------------------------------------------------------------------------------
    S&P 500                            100.0       126.7        151.4       136.1        118.3        90.7
    -------------------------------------------------------------------------------------------------------
    COG                                100.0        78.0         84.3       162.9        127.0       131.6
    -------------------------------------------------------------------------------------------------------
    DJ Secondary Oils-US               100.0        67.0         76.4       120.9        109.6       110.5
    -------------------------------------------------------------------------------------------------------

            BENEFICIAL OWNERSHIP OF OVER FIVE PERCENT OF COMMON STOCK

     The following table reports beneficial ownership of Common Stock by holders of more than five percent of any class of the Company's voting securities. Unless otherwise noted, all ownership information is based upon filings made by such persons with the Commission.

                                                      Number of Shares
        Name and Address of                           of Common Stock         Percent of
          Beneficial Owner                                 Owned                Class
     -------------------------                     ---------------------    --------------
     Mellon Financial Corporation                      2,081,545/(1)/             6.5%
         One Mellon Center
         Pittsburgh, PA 15258

     Neuberger Berman, Inc.                            2,774,800/(2)/             8.7%
         Neuberger Berman, LLC.
         605 Third Avenue
         New York, NY 10158-3698

     State Street Research & Management Company        2,206,100/(3)/             6.9%
         One Financial Center, 30/th/ Floor
         Boston, MA 02111-2690

     Wellington Management Company, LLP                3,315,700/(4)/            10.3%
         75 State Street
         Boston, MA 02109

------------

(1) According to Amendment No. 1 to a Schedule 13G, dated January 14, 2003, filed with the Commission by Mellon Financial Corporation, Mellon Financial Corporation has sole voting power over 1,514,817 of these shares, shared voting power over 551,000 of these shares, sole dispositive power over 1,530,345 of these shares and shared dispositive power over 551,000 of these shares. According to the filing, Mellon Bank N.A. beneficially owns 2,003,483 of these shares. Mellon Bank N.A. has sole voting power over 1,442,983 of these shares, shared voting power over 551,000 of these shares, sole dispositive power over 1,452,283 of these shares and shared dispositive power over 551,000 of these shares. According to the filing, The Dreyfus Corporation beneficially owns 1,723,600 of these shares. The Dreyfus Corporation has sole voting power over 1,172,600 of these shares, shared voting power over 551,000 of these shares, sole dispositive power over 1,172,600 of these shares and shared dispositive power over 551,000 of these shares.

(2) According to Amendment No. 2 to a Schedule 13G, dated February 12, 2003, filed with the Commission by Neuberger Berman, Inc. and Neuberger Berman, LLC., they have sole voting power over 801,700 of these shares, shared voting power over 669,800 of these shares and shared dispositive power over all of these shares.

(3) According to Schedule 13G, dated February 14, 2003, filed with the Commission by State Street Research & Management Company, it has sole voting power over 2,179,800 of these shares, no voting power over the remainder and sole dispositive power over all of these shares.

(4) According to Amendment No. 16 to a Schedule 13G, dated March 10, 2003, filed with the Commission by Wellington Management Company, LLP, it has shared voting power over 1,924,300 of these shares, no voting power over the remainder of these shares and shared dispositive power over all of these shares.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reports, as of February 1, 2003, beneficial ownership of Common Stock by each director of the Company on that date, by each nominee for director, by each current and former executive officer listed in the Summary Compensation Table and by all directors, nominees and executive officers as a group. Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                                                       Number of Shares
                                                                                           of Common                   Percent
                       Name of Beneficial Owner                                           Stock Owned                   Class
     --------------------------------------------------------------                  ---------------------           -----------
     Robert F. Bailey .............................................                        11,501    1/                   *
                                                                                                     -
     Henry O. Boswell .............................................                        34,001    2/                   *
                                                                                                     -
     John G.L. Cabot ..............................................                       236,059    3/                   *
                                                                                                     -
     James G. Floyd ...............................................                        13,334    4/                   *
     Robert Kelley ................................................                             0                         *
     C. Wayne Nance ...............................................                        17,001    5/                   *
                                                                                                     -
     P. Dexter Peacock ............................................                        21,001    6/                   *
                                                                                                     -
     Arthur L. Smith ..............................................                        15,001    7/                   *
                                                                                                     -
     William P. Vititoe ...........................................                        17,616    8/                   *
                                                                                                     -
     Ray R. Seegmiller ............................................                       117,000    9/                   *
                                                                                                     -
     Dan O. Dinges ................................................                        82,667    10/17/19             *
                                                                                                     -- -- --
     Michael B. Walen .............................................                        81,213    11/15/16/18/19/      *
                                                                                                     -- -- -- -- --
     Scott C. Schroeder ...........................................                        39,937    12/15/16/19/         *
                                                                                                     -- -- -- --
     A.F. Pelletier ...............................................                         9,834    13/16/19/            *
                                                                                                     -- -- --
     Jeffrey W. Hutton ............................................                        29,958    14/15/16/19/         *
                                                                                                     -- -- -- --
     All directors, nominees and executive officers as a group
          (17 individuals) ........................................                       760,656    20/                2.4%
                                                                                                     --

* Represents less than 1% of the outstanding Common Stock.

1/  Includes 11,001 shares purchasable upon the exercise of options within 60
-   days.

2/  Includes 15,001 shares purchasable upon the exercise of options within 60
-   days.

3/  Includes 6,813 shares as to which Mr. Cabot shares voting and investment
- power and 135,830 shares as to which Mr. Cabot has no voting or investment power. Includes 1,782 shares held by Mr. Cabot's spouse and 83,751 shares held by various trusts of which Mr. Cabot serves as co-trustee; Mr. Cabot disclaims beneficial ownership of such shares. Also includes 15,001 shares purchasable upon the exercise of options within 60 days.

4/  Includes 3,334 shares purchasable upon the exercise of options within 60
-   days.

5/  Includes 15,001 shares purchasable upon the exercise of options within 60
-   days.

6/  Includes 17,001 shares purchasable upon the exercise of options within 60
-   days.

7/  Includes 11,667 shares purchasable upon the exercise of options within 60
-   days.

8/  Includes 15,001 shares purchasable upon the exercise of options within 60
-   days.

9/  Includes 115,000 shares purchasable upon the exercise of options within 60
-   days.

10/ Includes 41,667 shares purchasable upon the exercise of options within 60 -- days.

11/ Includes 46,501 shares purchasable upon the exercise of options within 60 -- days.

12/ Includes 19,334 shares purchasable upon the exercise of options within 60 -- days.

13/ Includes 5,334 shares purchasable upon the exercise of options within 60 -- days.

14/ Includes 540 shares held in the Company's Savings Investment Plan as to -- which Mr. Hutton shares voting and investment power and 15,668 shares purchasable upon the exercise of options within 60 days.

15/ Includes 6,500, 5,250 and 5,750 shares of restricted stock granted to -- Messrs. Walen, Schroeder and Hutton, respectively on May 9, 2000, the restrictions on which lapse May 9, 2003. Messrs. Walen, Schroeder and Hutton have no voting or investment power with respect to these shares during the restrictive period.

16/ Includes 8,000, 5,000, 500 and 4,000 shares of restricted stock granted to -- Messrs. Walen, Schroeder, Pelletier and Hutton, respectively, on May 2,
    2001, the restrictions on which lapse May 2, 2004. Messrs. Walen, Schroeder, Pelletier and Hutton have no voting power or investment power with respect to these shares during the restrictive period.

17/ Includes 25,000 shares of restricted stock granted to Mr. Dinges on -- September 17, 2001, the restrictions on which lapse September 17, 2004. Mr.
    Dinges has no voting power or investment power with respect to these shares during the restrictive period.

18/ Includes 5,000 shares of restricted stock granted to Mr. Walen on July 17, -- 2001, the restrictions on which lapse July 17, 2004. Mr. Walen has no voting power or investment power with respect to these shares during the restrictive period.

19/ Includes 15,000, 12,000, 10,000, 4,000 and 4,000 shares of restricted stock -- granted to Messrs. Dinges, Walen, Schroeder, Pelletier and Hutton on
    February 18, 2002, the restrictions on which lapse February 18, 2005. Messrs. Dinges, Walen, Schroeder, Pelletier and Hutton have no voting or investment power with respect to these shares during the restrictive period.

20/ Includes 2,304 shares held in the Company's Savings Investment Plan as to
-- which the executive officers share voting and investment power and 262,273 shares purchasable by the executive officers and directors upon the exercise of options within 60 days. Also includes 124,000 shares of restricted stock granted to the executive officers. See also Notes 1-19 above.

                  RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     During 2002 the Company paid John S. Herold, Inc. or its subsidiaries $70,507 for research and information services related to the oil and gas industry. Mr. Arthur L. Smith, a director of the Company until March 2003, is Chairman and Chief Executive Officer and majority owner of John S. Herold, Inc.

                          FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy statement for the 2004 Annual Meeting of Stockholders of the Company, and otherwise eligible, should be sent to Ms. Lisa A. Machesney, Secretary, Cabot Oil & Gas Corporation, 1200 Enclave Parkway, Houston, Texas 77077 and must be received by November 23, 2003.

     The Bylaws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other business to be presented by a stockholder at an annual meeting of stockholders. To be timely, the Bylaws require advance written notice be delivered to the Company's Secretary at the principal executive offices of the Company not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the anniversary of the preceding year's annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). The deadline for submission for the 2004 Annual Meeting of Stockholders is currently February 29, 2004. To be valid, a notice must set forth certain information specified in the Bylaws.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. Georgeson Shareholder Communications has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $7,500, plus expenses.

                                  MISCELLANEOUS

     The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.

                                        By Order of the Board of Directors,

                                        /s/ Lisa A. Machesney
                                        Lisa A. Machesney
                                        Vice President and Corporate Secretary

March 21, 2003

                       [LOGO] Cabot Oil & Gas Corporation

 CABOT OIL &                              Two New Ways to Vote
    GAS                              VOTE BY INTERNET OR TELEPHONE
 CORPORATION                         24 Hours a Day - 7 Days a Week
                          Save your Company Money - It's Fast and Convenient

                                    TELEPHONE
                                 1-866-214-3765

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions.

                                       OR

                                    INTERNET

                        https://www.proxyvotenow.com/cog

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. Make sure the pre-printed address shows through the envelope window. Please do not mail additional cards in the return envelope.


                                                    CONTROL NUMBER FOR
                                                TELEPHONE OR INTERNET VOTING

     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

        Mark, Sign, Date and Return                   [X]
 [ ]    the Proxy Card Promptly             Votes must be indicated (x)
        Using the Enclosed Envelope.        in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS I AND II.

1. ELECTION OF DIRECTORS:

   FOR  [ ]      WITHHOLD  [ ]    EXCEPTIONS*   [ ]
   ALL           FOR ALL

Nominees: (01) James G. Floyd, (02) P. Dexter Peacock, and (03) Robert Kelley.

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions*" box and write that nominee's name on the following blank line.)

Exceptions* __________________________________________________________

                                                             FOR AGAINST ABSTAIN

 2.Ratification of the appointment of
   PricewaterhouseCoopers LLP, independent                   [ ]    [ ]    [ ]
   certified public accountants, as auditors of the Company for it's 2003 fiscal year.

 3.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

       To change your address, please mark this box.   [ ]

       To include any comments, please mark this box.  [ ]


                                        SCAN LINE

                        Please date this proxy and sign your name exactly as it appears hereon. In the case of one or more joint owners, each joint owner should sign. If signing as executor, trustee, guardian, attorney, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Date       Share Owner sign here            Co-Owner sign here

--------   ----------------------------     ----------------------------

                                4181

                           CABOT OIL & GAS CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 April 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 21, 2003, and appoints Lisa A. Machesney and Scott C. Schroeder, or either of them, proxies for the undersigned, with power of substitution, to vote all of the undersigned's shares of common stock of Cabot Oil & Gas Corporation at the Annual Meeting of Stockholders to be held at Cabot Oil & Gas Corporation's corporate headquarters, First Floor Assembly Room, in Houston, Texas, at 10:00 a.m., local time, on April 29, 2003, and at any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS I AND II, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM III.

     THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

 CONTINUED AND TO BE SIGNED ON REVERSE SIDE.


If you agree to access our Annual Report and Proxy Statement electronically in the future, please mark this box. [ ]
                                             CABOT OIL & GAS CORPORATION
                                             P.O. BOX 11088 NEW YORK,
                                             N.Y. 10203-0088